UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 7, 2014
(Date of earliest event reported)

YAPPN CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55082	27-3848069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor
New York, NY 10018
(Address of principal executive offices) (Zip Code)

(888) 859-4441
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01.   Entry into Material Definitive Agreement.

On April 7, 2014, Yappn Corp. (the “Company”) and Toronto Tree Top Holdings LTd. (the “Lender”) entered into a Loan Agreement (the “Loan Agreement”) and the Company issued the Lender a Promissory Note.  Pursuant to the Loan Agreement and Promissory Note, the Company can from time to time and subject to the terms of the Loan Agreement and Promissory Note borrow up to $3,000,000. As previously reported with the Securities and Exchange Commission on a Current Report on Form 8-K filed on April 1, 2014, on March 26, 2014, the Company received an advance of $150,000 on the line of credit. The Loan Agreement is for an initial term of two years subject to the Lender’s right to demand payment.  As of the date of this report the outstanding principal balance of Promissory Note is $150,000.

The Promissory Note has an interest rate of 12% per annum on the outstanding principal amount of the Promissory Note calculated daily and payable monthly not in advance shall be payable on the last day of each month, commencing April 30, 2014. Under the Promissory Note, the Lender may demand repayment of the outstanding principal balance of the Note at any time upon 45 days’ notice to the Company.

In connection with the Loan Agreement, the Company paid the Lender an arrangement fee of $60,000 and shall pay a 1% draw down fee on each draw down under the line of credit.  Pursuant to the Loan Agreement the Company issued the Lender a warrant to purchase up to 8,000,000 shares of its common stock at an exercise price of $.10 per share as follows:

warrants to purchase up to 2,000,000 shares of the Company’s common stock shall vest with the first draw down of $200,000 on the line of credit;  and warrants to purchase up to 1,000,000 shares of the Company’s common stock shall vest with each subsequent $100,000 draw down on the line of credit.

The Warrant terminates five years from the date of issuance.

The Company also entered into a General Security Agreement with the Lender pursuant to which it granted the Lender a first position security interest in all of its assets and in the event of a default under the security agreement (or Promissory Note), the Lender may foreclose on the assets of the Company.

Pursuant to the Loan Agreement, Yappn Canada Inc., the Company’s wholly owned subsidiary, executed a General Security Agreement pursuant to which it granted the Lender a first position security interest. However, the security interest granted does not include any lease, agreement, contractual right, franchise, license or approval other than an account or chattel paper  (collectively, “Restricted Property”) held by Yappn Canada Inc. now or in the future if the liens created by the General Security Agreement given by Yappn Canada, Inc. would otherwise result in a breach, forfeiture or termination of the Restricted Property unless any necessary consent or waiver is obtained.  The Company also entered into an Assignment of Monies and Debts Due Agreement pursuant to which it assigns to the Lender all of its right title and interest in the Collateral (as defined in the Assignment  of Monies and Debts Due Agreement).

Pursuant to the Loan Agreement, Intertainment Media Inc.(“INT”) executed a General Security Agreement pursuant to which it granted the Lender a second security interest subordinated to secured debentures issued by INT not to exceed $3,215,000. However the security interest shall not include any lease, agreement, contractual right, franchise, license or approval, other than an account or chattel paper (collectively, “Restricted Property”) held by INT now or in the future if the liens created by this Agreement would otherwise result in a breach, forfeiture or termination of the Restricted Property unless any necessary consent or waiver is obtained.

INT beneficially controls approximately 70% of the Company’s outstanding common stock.  David Lucatch, the Company’s Chief Executive Officer is also Chief Executive Officer of INT.   Mr. Lucatch also serves as an officer and/or director of several other subsidiaries of INT. The Company’s Chief Financial Officer is also the Chief Financial Officer of INT.

Yappn Canada Inc. also executed a Guarantee and Indemnity agreement in favor of the Lender pursuant to which it guaranteed the obligations of the Company under the Loan Agreement.

INT also executed a Guarantee and Indemnity agreement in favor of the Lender pursuant to which it guaranteed the obligations of the Company under the Loan Agreement.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), for the issuance of the Warrant referenced herein pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.

The foregoing descriptions of the Loan Agreement, Promissory Note, Warrant, the General Security Agreement executed by Yappn Canada, Inc., the General Security Agreement executed by INT, the General Security Agreement executed by the Company, the Guarantee Agreement executed by Yappn Canada Inc., the Guarantee and Indemnity executed by INT and the Assignment of Monies and Debts Due Agreement (collectively, the “Transaction Documents” ) are qualified in their entirety by reference to the full text of the Transaction Documents copies of which are attached as exhibits to this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 is hereby incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits

 (d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Promissory Note
4.2	Common Stock Purchase Warrant
10.1	Loan Agreement
10.2	General Security Agreement between Yappn Corp. and Toronto Tree Top Holdings Ltd.
10.3	General Security Agreement (Yappn Canada Inc.)
10.4	General Security Agreement (Intertainment Media Inc.)
10.5	Guarantee and Indemnity (Yappn Canada Inc.)
10.6	Guarantee and Indemnity (Intertainment Media Inc.)
10.7	Assignment of Monies and Debt Due Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAPPN CORP.

Dated: April 11, 2014
	By:	/s/ Craig McCannell
	Name:	Craig McCannell
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of Promissory Note
4.2	Common Stock Purchase Warrant
10.1	Loan Agreement
10.2	General Security Agreement between Yappn Corp. and Toronto Tree Top Holdings Ltd.
10.3	General Security Agreement (Yappn Canada Inc.)
10.4	General Security Agreement (Intertainment Media Inc.)
10.5	Guarantee and Indemnity (Yappn Canada Inc.)
10.6	Guarantee and Indemnity (Intertainment Media Inc.)
10.7	Assignment of Monies and Debt Due Agreement